UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

APA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40144	86-1430562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	APA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of APA Corporation (“APA”) held on May 27, 2021, there were 377,971,580 shares of APA common stock, par value $0.625 per share, eligible to vote, of which 315,965,055 shares, or 83.59 percent, were voted.

The matters voted upon, the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below:

•	The following nominees for directors were elected to serve one-year terms expiring at the 2022 annual meeting of shareholders, by the majority of shares voted, excluding abstentions:

Nominee	For	Against	Abstentions	Broker Non-Votes
Annell R. Bay	250,779,722	24,846,835	201,991	40,136,507
John J. Christmann IV	273,781,682	1,840,506	206,360	40,136,507
Juliet S. Ellis	271,555,320	3,865,481	407,747	40,136,507
Chansoo Joung	272,062,605	3,551,325	214,618	40,136,507
John E. Lowe	272,411,384	3,172,135	245,028	40,136,507
H. Lamar McKay	273,816,317	1,803,953	208,278	40,136,507
William C. Montgomery	273,068,736	2,547,483	212,329	40,136,507
Amy H. Nelson	272,020,660	3,584,639	223,249	40,136,507
Daniel W. Rabun	272,303,124	3,310,869	214,555	40,136,507
Peter A. Ragauss	272,503,230	3,058,539	266,778	40,136,507

•	The appointment of Ernst & Young LLP as APA’s independent auditors for fiscal year 2021 was ratified by the majority of shares voted, including abstentions:

For	Against	Abstentions	Broker Non-Votes
312,882,858	2,711,719	370,478	0

•

In a non-binding advisory vote to approve the compensation of APA’s named executive officers as disclosed in APA’s 2021 proxy statement (commonly known as “say on pay”), the compensation of APA’s named executive officers was approved by the majority of shares voted, including abstentions:

For	Against	Abstentions	Broker Non-Votes
262,442,117	12,857,054	529,377	40,136,507

•	The Apache Charter Amendment as described in APA’s 2021 proxy statement was approved by the majority of shares outstanding:

For	Against	Abstentions	Broker Non-Votes
270,547,489	4,546,853	734,206	40,136,507

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APA CORPORATION

Date: June 1, 2021	By:	/s/ Rajesh Sharma
Rajesh Sharma
Corporate Secretary